TO SHAREHOLDERS


During the year ended December 31, 1995, the net asset value of Eaton Vance Short-Term Treasury Fund rose from $57.52 to $61.43. For the 12-month period, the Fund had a total return of 6.8%.


--------------------------------------------------------------------------------
"THE CRUCIAL ISSUE DURING THE FIRST HALF OF THE YEAR WAS WHETHER THE FEDERAL RESERVE'S PREVIOUS TIGHTENING OF THE TARGET FEDERAL FUNDS RATE WOULD CAUSE A RECESSION OR WOULD MERELY SLOW THE ECONOMY'S GROWTH."
--------------------------------------------------------------------------------


Economic activity in the United States was balanced during 1995, providing investors a favorable period of moderate growth and low inflation. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. The fourth quarter rate is expected to be between 2% and 3%.

The crucial issue during the first half of the year was whether the Federal Reserve's previous tightening of the target federal funds rate would cause a recession or would merely slow the economy's growth. As the year progressed, it became clear that the Fed had successfully engineered a "soft landing."

In July the Fed lowered the federal funds rate by a quarter of a percentage point, the first downward change since September 1992. Another quarter-point decrease was announced in early December. These changes helped the economy continue to advance at a slow but steady pace.

LONGER WEIGHTED AVERAGE MATURITY RESULTED IN HIGHER YIELDS

In early January 1995, the Fund's weighted average maturity was lengthened, from approximately one month to nine months, to capture higher yields available from issues with longer maturities. In addition, the Portfolio's longer weighted average maturity resulted in some price appreciation as interest rates dropped during 1995. The Portfolio's average maturity during the year ranged from 7 to 10 months.

While past performance cannot guarantee future returns, this change in the Portfolio's weighted average maturity is likely to provide continuing returns higher than that of a money market fund. However, money market funds are designed to maintain a constant $1 share value and are subject to less price fluctuation than the Fund's shares. Long-term bonds generally offer higher yields than do short-term bond funds.

The Fund continues to have a goal of providing a return higher than that of shorter term money market instruments with less risk than most other fixed-income funds. Thus, the Fund can be an attractive compromise between low-risk, low-yield money market funds and longer term bond funds, which have more credit and/or maturity risk.

------------------                Sincerely,

[Photo of                     /s/ M. Dozier Gardner
                                  M. Dozier Gardner
M. Dozier Gardner]                President
                                  February 21, 1996
------------------

--------------------------------------------------------------------------------
      Comparison of Change in Value of a $10,000 Investment in Eaton Vance Short-Term Treasury Fund and the Merrill Lynch 182-Extended Average Day
                      Maturity in 1995 Treasury Bill Index

                 From March 1, 1991, through December 31, 1995

             Short-Term            90 ML
 date         Treasury          Treasury Index
-----      --------------      ----------------
 2/91+         10000               10000
 3/91          10044               10140
 4/91          10099               10140
 5/91          10145               10140
 6/91          10183               10290
 7/91          10232               10290
 8/91          10276               10290
 9/91          10322               10420
10/91          10365               10420
11/91          10409               10420
12/91          10451               10520
 1/92          10480               10520
 2/92          10506               10520
 3/92          10536               10620
 4/92          10570               10620
 5/92          10594               10620
 6/92          10627               10720
 7/92          10665               10720
 8/92          10687               10720
 9/92          10713               10790
10/92          10733               10790
11/92          10752               10790
12/92          10780               10880
 1/93          10804               10880
 2/93          10822               10880
 3/93          10844               10960
 4/93          10866               10960
 5/93          10883               10960
 6/93          10909               11040
 7/93          10931               11040
 8/93          10953               11040
 9/93          10977               11120
10/93          10997               11120
11/93          11018               11120
12/93          11034               11210
 1/94          11058               11210
 2/94          11080               11210
 3/94          11106               11310
 4/94          11130               11310
 5/94          11161               11310
 6/94          11191               11420
 7/94          11219               11420
 8/94          11255               11420
 9/94          11290               11560
10/94          11334               11560
11/94          11378               11560
12/94          11419               11720
 1/95          11511               11720
 2/95          11592               11720
 3/95          11648               11890
 4/95          11705               11890
 5/95          11789               11890
 6/95          11848               12050
 7/95          11900               12050
 8/95          11954               12050
 9/95          12001               12200
10/95          12063               12200
11/95          12120               12200
12/95          12196               12350

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced on 2/4/91.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
--------------------------------------------------------------------------------

FUND PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the chart above compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Merrill Lynch 182-Day Treasury Bill Index.

TOTAL RETURN FIGURES

The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of distributions.

The dotted line represents the performance of the Merrill Lynch 182-Day Treasury Bill Index, a widely recognized, unmanaged index of U.S. Treasury bills. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1995


-------------------------------------------------------------------------
                       U.S. TREASURY OBLIGATION -- 101.0%

-------------------------------------------------------------------------
                                             PRINCIPAL
SECURITY                                       AMOUNT           VALUE
-------------------------------------------------------------------------
U.S. Treasury Bill, 4.257%, 8/22/96            $2,000,000      $1,935,040
  (identified cost, $1,923,907)
    OTHER ASSETS,

    LESS LIABILITIES -- (1.0%)                                    (19,879)
                                                               ----------
    NET ASSETS -- 100%                                         $1,915,161
                                                               ==========




                The accompanying notes are an integral part of
                            the Financial Statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------------------------
                              December 31, 1995
--------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost, $1,923,907)                         $1,935,040
  Cash                                                                                       5,507
  Receivable for Fund shares sold                                                            2,500
                                                                                        ----------
      Total assets                                                                      $1,943,047
LIABILITIES:
  Payable for Fund shares redeemed                                       $10,670
  Payable to Affiliates --
    Trustees                                                               1,396
  Accrued expenses                                                        15,820
                                                                         -------
      Total liabilities                                                                     27,886
                                                                                        ----------
NET ASSETS for 31,178 shares of beneficial interest outstanding                         $1,915,161
                                                                                        ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                                       $1,904,028
  Unrealized appreciation of investments (identified cost basis)                            11,133
                                                                                        ----------
      Total                                                                             $1,915,161
                                                                                        ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($1,915,161 / 31,178 shares of capital stock outstanding)                               $61.43
                                                                                          ======



    The accompanying notes are in integral part of the financial statements

                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                                                                           $2,638,655
  Expenses --
    Investment adviser fee (Note 4)                                          $139,640
    Compensation of Directors not members of the
      Investment Adviser's organization (Note 4)                                3,155
    Custodian fee (Note 4)                                                     37,301
    Distribution costs (Note 5)                                               112,947
    Transfer and dividend disbursing agent fees                                15,112
    Printing and postage                                                       24,673
    Legal and accounting services                                              33,934
    Registration fees                                                          16,600
    Amortization of organization expenses (Note 1D)                            12,205
    Miscellaneous                                                               8,473
                                                                             --------
        Total expenses                                                       $404,040
    Deduct --
      Reduction of investment adviser fee (Note 4)                            122,471
      Reduction of custodian fee (Note 4)                                      15,039
                                                                             --------
        Net expenses                                                                           266,530
                                                                                            ----------
            Net investment income                                                           $2,372,125

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions (identified cost basis)       $288,778
  Change in unrealized appreciation of investments(identified cost basis)      10,340
                                                                             --------
        Net realized and unrealized gain on investments                                        299,118
                                                                                            ----------
            Net increase in net assets resulting from operations                            $2,671,243
                                                                                            ==========



    The accompanying notes are in integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------
                                                                   1995              1994
                                                               -----------       -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                      $ 2,372,125       $   564,459
    Net realized gain on investment transactions                   288,778            41,684
    Change in unrealized appreciation of investments                10,340               880
                                                               -----------       -----------
        Increase in net assets from operations                 $ 2,671,243       $   607,023
                                                               -----------       -----------
  Net decrease in net assets from Fund share transactions
    (Note 2)                                                   $(1,931,535)      $(1,174,981
                                                               -----------       -----------
          Net increase (decrease) in net assets                $   739,708       $  (567,958
NET ASSETS:
  At beginning of year                                           1,175,453         1,743,411
                                                               -----------       -----------
  At end of year                                               $ 1,915,161       $ 1,175,453
                                                               ===========       ===========



    The accompanying notes are in integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                 1995          1994          1993          1992           1991<F1>
                                                ------        ------        ------        ------         ------
NET ASSET VALUE, beginning of year              $57.52        $55.58        $54.30        $52.64         $50.18
                                                ------        ------        ------        ------         ------
INCOME FROM OPERATIONS:

  Net investment income                         $ 3.47        $ 1.80        $ 1.34        $ 1.61         $ 2.15
  Net realized and unrealized gain (loss)
    on investments                                0.44          0.14         (0.06)         0.05           0.31
                                                ------        ------        ------        ------         ------
    Total income from operations                $ 3.91        $ 1.94        $ 1.28        $ 1.66         $ 2.46
                                                ------        ------        ------        ------         ------
NET ASSET VALUE, end of year                    $61.43        $57.52        $55.58        $54.30         $52.64
                                                ======        ======        ======        ======         ======
TOTAL RETURN<F2>                                 6.80%         3.49%         2.36%         3.15%          4.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000's omitted)     $1,915        $1,175        $1,743        $4,917       $100,976
  Ratio of net expenses to average net
    assets<F4>                                   0.62%         0.60%         0.60%         0.60%          0.60%<F3>
  Ratio of net investment income to average
    net assets<F4>                               5.25%         2.97%         2.48%         3.01%          4.66%<F3>

<F1> Period from the date of initial public offering, February 4, 1991, to
     December 31, 1991. For the period from the start of business, January 11, 1991, to February 3, 1991, net investment income aggregating $0.18 per share ($367) was earned by the Fund. The financial highlights for the period were audited by the Fund's previous auditors.
<F2> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
<F3> Computed on an annualized basis.

<F4> The expenses related to the operations of the Fund reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such action not been taken, net investment income per share and the ratios would have been as follows:

    NET INVESTMENT INCOME PER SHARE             $ 3.29        $ 1.56        $ 1.28        $ 1.56         $ 2.07
                                                ======        ======        ======        ======         ======
    RATIOS (As a percentage of average net assets):
        Expenses                                 0.89%         1.23%         0.70%         0.70%          0.78%<F3>
                                                ======        ======        ======        ======         ======
        Net investment income                    4.98%         2.58%         2.38%         3.11%          4.49%<F3>
                                                ======        ======        ======        ======         ======
Note: Certain of the per share amounts have been computed using the average shares outstanding.



    The accompanying notes are in integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Short-Term Treasury Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (formerly Eaton Vance Government Obligations Trust) (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations and money market securities maturing in 60 days or less are valued at amortization cost, which approximates value. Other assets are valued at fair value using methods determined in good faith by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies. The Fund is not subject to Federal income or excise tax to the extent it distributes to shareholders each year its taxable net income, including any net realized gain on investments in accordance with the timing requirements imposed by the Code. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends on its tax return to treat as a distribution of net investment income and realized capital gains the portion of redemption proceeds paid to redeeming shareholders that represents their share of the Fund's undistributed income and gains. For the year ended December 31, 1995, the Fund utilizes earnings and profits distributed to shareholders on redemptions of Fund shares as a part of the dividends paid deduction for income tax purposes. For the year ended December 31, 1995, the Fund reclassified $2,372,125 from undistributed net investment income to additional paid-in capital in connection with the dividend paid deduction. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as a dividend to shareholders each year in order to relieve the Fund of any liability for federal income and excise tax.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in Fund shares were as follows:

                                     YEAR ENDED DECEMBER 31,
                     ---------------------------------------------------------
                                1995                          1994
                     ----------------------------  ---------------------------
                       SHARES         AMOUNT         SHARES         AMOUNT
                     -----------  ---------------  -----------  --------------
Sales                 2,505,592   $ 149,067,616    4,306,765   $ 242,492,314
Redemptions          (2,494,848)   (150,999,151)  (4,317,699)   (243,667,295)
                     ----------   -------------   ----------   -------------
  Net increase
   (decrease)            10,744   $  (1,931,535)     (10,934)  $  (1,174,981)
                     ==========   =============   ==========   =============
------------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales (including maturities) of U.S. Government Securities, aggregrated $177,773,187 and $179,971,360, respectively.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTION WITH AFFILIATES
The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sales of securities). For the year ended December 31, 1995, the fee was equivalent to 0.31% (annualized) of the Fund's average net assets and amounted to $139,640. To enhance the net income of the Fund, EVM made a reduction of its fee in the amount of $122,471. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee is paid to Investors Bank & Trust Company (IBT), for its services as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Fund are officers and directors/trustees of the above organizations. Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, a quarterly distribution fee equal to 0.25% on an annual basis of the Fund's average daily net assets. EVD may pay up to the entire amount of the distibution fee to Authorized Firms for providing services to shareholders. The Plan is designed to compensate EVD and the Authorized Firms through which the Fund's shares are distributed. For the year ended December 31, 1995 the Fund paid $112,947 in distribution fees to EVD, and EVD in turn paid a substantial portion of this amount to Authorized Firms.

------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year.

------------------------------------------------------------------------------
(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $1,932,465
                                                                    ==========
Gross unrealized appreciation                                       $    2,575
Gross unrealized depreciation                                           --
                                                                    ----------
    Net unrealized appreciation                                     $    2,575
                                                                    ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE SHORT-TERM TREASURY FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short-Term Treasury Fund (one of the series constituting Eaton Vance Mutual Funds Trust), including the investment portfolio, as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from January 11, 1991 (start of business) to December 31, 1991 presented herein, were audited by other auditors whose report dated January 24, 1992, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short-Term Treasury Fund (one of the series of Eaton Vance Mutual Funds Trust) as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                            INVESTMENT MANAGEMENT

EATON VANCE             OFFICERS                   TRUSTEES
SHORT-TERM              M. DOZIER GARDNER          DONALD R. DWIGHT
TREASURY FUND           President, Trustee         President, Dwight
24 Federal Street       JAMES B. HAWKES            Partners, Inc.
Boston, MA 02110        Vice President, Trustee    Chairman, Newspapers of
                        H. DAY BRIGHAM, JR.        New England, Inc.
                        Vice President             SAMUEL L. HAYES, III
                        MICHAEL B. TERRY           Jacob H. Schiff Professor
                        Vice President and         of Investment Banking,
                        Portfolio Manager          Harvard University
                        WILLIAM  H. AHERN, JR.     Graduate School of Business
                        Vice President             Administration
                        JAMES L. O'CONNOR          NORTON H. REAMER
                        Treasurer                  President and Director,
                        THOMAS OTIS                United Asset Management
                        Secretary                  Corporation
                                                   JOHN L. THORNDIKE
                                                   Director, Fiduciary
                                                   Company Incorporated
                                                   JACK L. TREYNOR
                                                   Investment Adviser and
                                                   Consultant

                                                                          [LOGO]
INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



EATON VANCE

SHORT-TERM

TREASURY FUND



ANNUAL

SHAREHOLDER REPORT

DECEMBER 31, 1995


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.



EATON VANCE SHORT-TERM TREASURY FUND
24 FEDERAL STREET
BOSTON, MA 02110                                                    T-TYSR-2/96